Exhibit 99.1

Investor Relations Contact:
Mike Saviage
Adobe Systems Incorporated
408-536-4416
ir@adobe.com

Public Relations Contact:
Holly Campbell
Adobe Systems Incorporated
408-536-6401
campbell@adobe.com

Adobe Reports Record Results

Company Posts 41 Percent Year-Over-Year Revenue Growth

SAN JOSE, Calif. — September 17, 2007 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported financial results for its third quarter of fiscal 2007 ended August 31, 2007.  Adobe achieved record revenue of $851.7 million, compared to $602.2 million reported for the third quarter of fiscal 2006 and $745.6 million reported in the second quarter of fiscal 2007.  This represents 41 percent year-over-year revenue growth.  Adobe’s third quarter revenue target range was $760 to $800 million.

“Our record results were driven by outstanding Creative Suite 3 adoption and continued Acrobat momentum,” said Bruce Chizen, chief executive officer of Adobe. “As we near the end of fiscal 2007, we remain well positioned for continued double digit revenue growth.”

GAAP Results

Adobe’s GAAP diluted earnings per share for the third quarter of fiscal 2007 were $0.34, based on 597.3 million weighted average shares. This compares with GAAP diluted earnings per share of $0.16 reported in the third quarter of fiscal 2006 based on 600.9 million weighted average shares, and GAAP diluted earnings per share of $0.25 reported in the second quarter of fiscal 2007 based on 603.4 million weighted average shares. Adobe’s third quarter GAAP earnings per share target range was $0.28 to $0.31.

GAAP operating income was $255.0 million in the third quarter of fiscal 2007, compared to $110.0 million in the third quarter of fiscal 2006 and $180.4 million in the second quarter of fiscal 2007.  As a percent of revenue, GAAP operating income in the third quarter of fiscal 2007 was 29.9 percent, compared to 18.3 percent in the third quarter of fiscal 2006 and 24.2 percent in the second quarter of fiscal 2007.

GAAP net income was $205.2 million for the third quarter of fiscal 2007, compared to $94.4 million reported in the third quarter of fiscal 2006, and $152.5 million in the second quarter of fiscal 2007.

Non-GAAP Results

Non-GAAP diluted earnings per share for the third quarter of fiscal 2007 were $0.45.  This compares with non-GAAP diluted earnings per share of $0.29 reported in the third quarter of fiscal 2006, and non-GAAP diluted earnings per share of $0.37 reported in the second quarter of fiscal 2007.  Adobe’s third quarter non-GAAP earnings per share target range was $0.39 to $0.41.

Adobe’s non-GAAP operating income was $340.9 million in the third quarter of fiscal 2007, compared to $207.2 million in the third quarter of fiscal 2006 and $282.1 million in the second quarter of fiscal 2007.  As a percent of revenue, non-GAAP operating income in the third quarter of fiscal 2007 was 40.0 percent, compared to 34.4 percent in the third quarter of fiscal 2006 and 37.8 percent in the second quarter of fiscal 2007.

Non-GAAP net income was $269.4 million for the third quarter of fiscal 2007, compared to $171.5 million in the third quarter of fiscal 2006, and $223.2 million in the second quarter of fiscal 2007.

A reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Adobe Provides Fourth Quarter Financial Targets

For the fourth quarter of fiscal 2007, Adobe announced it is targeting revenue of $860 million to $890 million.  The Company also is targeting a GAAP operating margin of approximately 30 to 31 percent.  On a non-GAAP basis, the Company is targeting an operating margin of approximately 41 percent.

In addition, Adobe is targeting its share count to be between 588 million and 590 million shares.  The Company also is targeting other income to be approximately $16 million to $19 million, with a GAAP tax rate of approximately 25 to 26 percent and a non-GAAP tax rate of approximately 26 to 27 percent.

These targets lead to a GAAP earnings per share target range of approximately $0.35 to $0.37.  On a non-GAAP basis, the Company is targeting earnings per share of approximately $0.46 to $0.48.

A reconciliation between GAAP and non-GAAP targets is provided at the end of this press release.

Forward-Looking Statements Disclosure

This press release contains forward-looking statements, including those related to revenue, operating margin, other income, tax rate, share count, earnings per share, and anticipated business momentum which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: delays in development or shipment of Adobe’s new products or major new versions of existing products, introduction of new products by existing and new competitors, failure to successfully manage transitions to new business models and markets, adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, difficulty in predicting revenue from new businesses, failure to anticipate and develop new products and services in response to changes in demand for application software and software delivery, computers, printers, or other non PC-devices, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from unauthorized copying, use, disclosure or malicious attack, failure to realize the anticipated benefits of past or future acquisitions and difficulty in integrating such acquisitions, changes to Adobe’s distribution channel, disruption of Adobe’s business due to catastrophic events, risks associated with international operations, fluctuations in foreign currency exchange rates, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or intangible assets, unanticipated changes in, or interpretations of, Adobe’s effective tax rates, Adobe’s inability to attract and retain key personnel, market risks associated with Adobe’s equity investments, and interruptions or terminations in Adobe’s relationships with turnkey assemblers. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.  The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for the third quarter ended August 31, 2007, which the Company expects to file in October, 2007.  Adobe does not undertake an obligation to update forward looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information – anytime, anywhere, and through any medium.  For more information, visit www.adobe.com.

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© 2007 Adobe Systems Incorporated. All rights reserved. Adobe, Acrobat, Creative Suite and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	August 31, 2007	September 1, 2006	August 31, 2007	September 1, 2006

Revenue:
Products	$813,382	$579,185	$2,147,149	$1,830,905
Services and support	38,304	23,006	99,521	62,220
Total revenue	851,686	602,191	2,246,670	1,893,125

Total cost of revenue:
Products	69,002	53,308	193,532	165,426
Services and support	23,619	16,171	62,566	47,406
Total cost of revenue	92,621	69,479	256,098	212,832

Gross profit	759,065	532,712	1,990,572	1,680,293

Operating expenses:
Research and development	163,217	130,440	450,395	401,268
Sales and marketing	251,243	217,203	702,323	641,418
General and administrative	71,132	57,311	201,004	177,324
Restructuring and other charges	555	32	555	20,251
Amortization of purchased intangibles and incomplete technology	17,893	17,693	54,542	52,111
Total operating expenses	504,040	422,679	1,408,819	1,292,372

Operating income	255,025	110,033	581,753	387,921

Non-operating income:
Investment gain (loss)	(694)	(5,113)	9,069	(3,718)
Interest and other income, net	22,664	18,092	65,691	47,563
Total non-operating income	21,970	12,979	74,760	43,845

Income before income taxes	276,995	123,012	656,513	431,766
Provision for income taxes	71,752	28,616	154,914	109,201

Net income	$205,243	$94,396	$501,599	$322,565

Basic net income per share	$0.35	$0.16	$0.85	$0.54

Shares used in computing basic net income per share	583,670	586,433	587,141	594,023

Diluted net income per share	$0.34	$0.16	$0.83	$0.53

Shares used in computing diluted net income per share	597,334	600,882	602,263	612,791

Condensed Consolidated Balance Sheets

(In thousands, except per share data; unaudited)

	August 31, 2007	December 1, 2006

ASSETS

Current assets:
Cash and cash equivalents	$559,283	$772,500
Short-term investments	1,396,431	1,508,379
Trade receivables, net of allowances for doubtful accounts of $5,091 and $6,798, respectively	260,953	356,815
Other receivables	60,721	51,851
Deferred income taxes	168,783	155,613
Prepaid expenses and other assets	59,059	39,311
Total current assets	2,505,230	2,884,469

Property and equipment, net	278,722	227,197
Goodwill	2,153,093	2,149,494
Purchased and other intangibles, net	438,260	506,405
Investment in lease receivable	207,239	126,800
Other assets	83,917	68,183
	$5,666,461	$5,962,548

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade and other payables	$64,374	$55,031
Accrued expenses	349,263	303,550
Accrued restructuring	5,849	10,088
Income taxes payable	223,816	178,368
Deferred revenue	164,442	130,310
Total current liabilities	807,744	677,347

Long-term liabilities:
Deferred revenue	27,660	32,644
Deferred income taxes	60,777	70,715
Accrued restructuring	15,887	21,984
Other liabilities	21,393	7,982

Total liabilities	933,461	810,672

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,432,489	2,451,610
Retained earnings	3,819,384	3,317,785
Accumulated other comprehensive income	13,700	6,344
Treasury stock, at cost (25,153 and 13,608 shares, respectively), net of re-issuances	(1,532,634)	(623,924)
Total stockholders’ equity	4,733,000	5,151,876
	$5,666,461	$5,962,548

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	August 31, 2007	September 1, 2006
Cash flows from operating activities:
Net income	$205,243	$94,396
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and accretion	81,764	74,553
Stock-based compensation expense, net of tax	45,352	49,778
Net investment (gains) losses	(911)	5,259
Changes in deferred revenue	(16,834)	23,171
Changes in operating assets and liabilities	110,556	(55,741)

Net cash provided by operating activities	425,170	191,416

Cash flows from investing activities:
Sales and maturities of short-term investments, net of purchases	29,356	57,619
Purchases of property and equipment	(32,160)	(18,852)
Purchases of long term investments and other assets, net of sales	(53,340)	(3,866)
Acquisitions, net of cash	639	—

Net cash (used for) provided by investing activities	(55,505)	34,901

Cash flows from financing activities:
Purchases of treasury stock, net of reissuances	(727,225)	(35,291)
Excess tax benefits from stock-based compensation	16,974	28,315

Net cash used for financing activities	(710,251)	(6,976)
Effect of exchange rate changes on cash and cash equivalents	(1,748)	20

Net (decrease) increase in cash and cash equivalents	(342,334)	219,361

Cash and cash equivalents at beginning of period	901,617	425,393

Cash and cash equivalents at end of period	$559,283	$644,754

Non-GAAP Results

(In thousands, except per share data)

The following table shows Adobe’s non-GAAP results reconciled to GAAP results included in this release.

	Three Months Ended
	August 31, 2007	September 1, 2006	June 1, 2007

GAAP operating income	$255,025	$110,033	$180,391
SFAS 123R stock-based compensation	32,805	27,186	33,146
Amortization of Macromedia stock-based compensation	5,902	15,471	6,491
Restructuring and other charges	555	32	—
Amortization of purchased intangibles and incomplete technology	46,570	54,527	62,026
Non-GAAP operating income	$340,857	$207,249	$282,054

GAAP net income	$205,243	$94,396	$152,505
SFAS 123R stock-based compensation, net of tax	24,307	20,487	23,355
Amortization of Macromedia stock-based compensation, net of tax	4,373	11,659	4,732
Restructuring and other charges, net of tax	411	24	—
Amortization of purchased intangibles and incomplete technology, net of tax	34,521	41,092	45,335
Investment (gain) loss, net of tax	514	3,831	(2,712)
Non-GAAP net income	$269,369	$171,489	$223,215

Diluted net income per share:

GAAP net income	$0.34	$0.16	$0.25
SFAS 123R stock-based compensation, net of tax	0.04	0.03	0.04
Amortization of Macromedia stock-based compensation, net of tax	0.01	0.02	0.01
Restructuring and other charges, net of tax	—	—	—
Amortization of purchased intangibles and incomplete technology, net of tax	0.06	0.07	0.07
Investment (gain) loss, net of tax	—	0.01	—
Non-GAAP net income	$0.45	$0.29	$0.37

Shares used computing diluted net income per share	597,334	600,882	603,417

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating expense for the quarters ended August 31, 2007, September 1, 2006, and June 1, 2007.

	Three Months Ended
	August 31, 2007	September 1, 2006	June 1, 2007

GAAP operating expenses	$504,040	$422,679	$473,972
SFAS 123R stock-based compensation	(31,952)	(26,617)	(32,364)
Amortization of Macromedia stock-based compensation	(5,214)	(15,222)	(5,734)
Restructuring and other charges	(555)	(32)	—
Amortization of purchased intangibles and incomplete technology	(17,893)	(19,993)	(18,924)
Non-GAAP operating expenses	$448,426	$360,815	$416,950

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating margin for the quarter ended August 31, 2007, September 1, 2006, and June 1, 2007.

	Three Months Ended
	August 31, 2007	September 1, 2006	June 1, 2007

GAAP operating margin	29.9%	18.3%	24.2%
SFAS 123R stock-based compensation	3.9	4.5	4.4
Amortization of Macromedia stock-based compensation	0.7	2.6	0.9
Restructuring and other charges	0.1	—	—
Amortization of purchased intangibles and incomplete technology	5.4	9.0	8.3
Non-GAAP operating margin	40.0%	34.4%	37.8%

Fourth Quarter Fiscal Year 2007 Non-GAAP Financial Targets

The following tables show Adobe’s non-GAAP financial targets reconciled to GAAP financial targets included in this release.

	Fourth Quarter Fiscal 2007
	Low	High

GAAP operating margin	30.0%	31.0%
SFAS 123R stock-based compensation	5.1	4.1
Amortization of Macromedia stock-based compensation	0.5	0.5
Amortization of purchased intangibles and incomplete technology	5.4	5.4
Non-GAAP operating margin	41.0%	41.0%

Diluted net income per share:

GAAP net income per share	$0.35	$0.37
SFAS 123R stock-based compensation, net of tax	0.05	0.04
Amortization of Macromedia stock-based compensation, net of tax	0.01	0.01
Amortization of purchased intangibles and incomplete technology, net of tax	0.05	0.06
Non-GAAP net income per share	$0.46	$0.48

Shares used in computing diluted net income per share	590.0	588.0

GAAP effective income tax rate	25.0%	26.0%
SFAS 123R stock-based compensation	0.5	0.5
Amortization of Macromedia stock-based compensation	0.1	0.1
Amortization of purchased intangibles and incomplete technology	0.5	0.5
Investment gain	(0.1)	(0.1)
Non-GAAP effective income tax rate	26.0%	27.0%

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the stock-based compensation impact of SFAS 123R and related tax impact, amortization of Macromedia stock-based compensation and related tax impact, restructuring and other charges and related tax impact, amortization of purchased intangibles and incomplete technology and related tax impact, investment gains and losses and related tax impact, the net tax impact of the R&D tax benefit, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.